CONSENT AND AMENDMENT NO. 1
                        TO LOAN AND SECURITY AGREEMENT


           This Consent and Amendment No. 1 to Loan and Security Agreement ("Amendment"), dated April 12, 2002, is by and among Borrowers, the undersigned Lenders and Fleet Capital Corporation, individually and as Agent ("Agent") for itself and the Lenders who are or will become parties to that certain Loan and Security Agreement (as amended from time to time, and as amended hereby, the "Loan Agreement") dated as of December 18, 2001, by and among Kinetek Industries, Inc., a Delaware corporation, Advanced D.C. Motors, Inc., a New York corporation, Electrical Design and Control Company, a Delaware corporation, The Imperial Electric Company, a Delaware corporation, Merkle-Korff Industries, Inc., an Illinois corporation, Motion Control Engineering, Inc., a California corporation and Gear Research, Inc., a Delaware corporation (collectively, "Borrowers" and each, a "Borrower"), Agent and Lenders. All capitalized terms used in this Amendment and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

           WHEREAS, Borrowers have advised Agent and Lenders that Kinetek proposes to issue (i) those certain 5% Senior Secured Notes due May 1, 2007 in the original principal amount of $15,000,000 and (ii) those certain 10% Senior Secured Notes due May 1, 2007 in the original principal amount of $11,000,000 (the "Secured Subordinated Notes") pursuant to the terms of those certain two Indentures each dated as of even date herewith and each among Kinetek, as issuer, Parent, as a guarantor, ADC Holdings, MCE Holdings, FIR Holdings and each Borrower other than Kinetek, as subsidiary guarantors and U.S. Bank National Association, as trustee (the "Secured Note Indentures");

           WHEREAS, the indebtedness evidenced by the Secured Note Indentures will be secured by subordinated liens pursuant to the security agreements, pledge agreements and other collateral documents specified on the Exhibit A that is attached hereto (together with the Secured Note Indentures, the "Secured Note Documents"), and such indebtedness will be issued in connection with and subject to the Secured Note Documents;

           WHEREAS, various provisions of the Loan Agreement would be violated by the execution and delivery of the Secured Note Documents and the issuance of the Secured Subordinated Notes and, as a result, Borrowers have requested that Agent and Lenders consent to the same;

           WHEREAS, subject to each of the terms and conditions set forth in this Amendment, Agent and the undersigned Lenders are willing to consent to the execution and delivery of the Secured Note Documents and the issuance of the Secured Subordinated Notes;

           WHEREAS, immediately prior to the effectiveness of this Amendment Fleet Capital Corporation is purchasing all of the Loans and Revolving Loan Commitments of Transamerica Business Capital Corporation (the "Loan Assignment"); and

           WHEREAS, in connection with the issuance of the Secured Subordinated Notes and the Loan Assignment, Borrower, Agent and the undersigned Lenders desire to amend the Loan Agreement in certain respects as hereinafter;

           Accordingly, the parties hereto agree as follows:

           1. Consent. Subject to the prior satisfaction of the conditions set forth in Section 4 of this Amendment, and in reliance on the representations and warranties set forth in Section 5 of this Amendment, Agent and the undersigned Lenders irrevocably consent to the execution and delivery of the Secured Note Documents and the issuance of the Secured Subordinated Notes (and the guarantees thereof specified on the Exhibit A attached hereto) and irrevocably waive any breaches of the Loan Agreement that would be caused thereby. Other than as expressly set forth herein, the foregoing consent shall not constitute a consent to any breach of, or deviation from any of the terms of the Loan Agreement that may now be in existence or that may hereafter occur or any rights or remedies that Agent or any Lender may have under the Loan Agreement, the other Loan Documents or applicable law with respect thereto, all of which rights and remedies Agent and Lenders hereby specifically reserve.

           2. Amendments. Subject to the prior satisfaction of the conditions set forth in Section 4 of this Amendment, and in reliance on the representations and warranties set forth in Section 5 of this Amendment, the Loan Agreement is amended as follows:

           (a) Subsection 1.1.1 (Revolving Credit Loans) of the Loan Agreement is amended by adding the following sentence as the third sentence thereof:

           "In addition to the foregoing reserves and notwithstanding any provision in this Agreement to the contrary, at all times that the Revolving Loan Commitment of Fleet exceeds $35,000,000 there shall be a reserve against Fleet's Revolving Loan Commitment in an amount equal to the positive difference between (i) the Revolving Loan Commitment of Fleet and (ii) $35,000,000. "

           (b) Section 5.2.2 of the Loan Agreement (Other Collateral) is amended by adding the following as the last sentence thereof:

           "Notwithstanding the foregoing or any other provision in this Agreement or any other Loan Document to the contrary, neither this Agreement nor any other Loan Document shall require a pledge of any of the securities of De Sheng Electric Motor Co. Ltd. upon an acquisition of the same in accordance with the terms of subsection 8.2.1(iv). "

           (c) Clause (ii) of subsection 6.4.2 (Dispositions of Equipment) of the Loan Agreement is amended and restated in its entirety, as follows:

           "(ii) dispositions of Equipment and other fixed assets which, in the aggregate during any consecutive twelve-month period, have a fair market value or a book value, whichever is less, of (a) $500,000 or less for any single Borrower or Restricted Subsidiary or (b) $2,000,000 or less in the aggregate for all Borrowers and Restricted Subsidiaries, provided that all proceeds thereof are remitted to Agent for application to the Loans as provided in subsection 3.3.1, "

           (d) Sub-clauses (c) and (d) of clause (iii) of subsection 8.2.1 (Mergers; Consolidations; Acquisitions) of the Loan Agreement are amended and restated in their entirety, as follows:

           "(c) the aggregate consideration to be paid by the applicable Borrower or Restricted Subsidiary (including any Indebtedness assumed or issued in connection therewith, the amount thereof to be calculated in accordance with GAAP) in connection with such acquisition, together with the consideration paid in connection with all other acquisitions completed during the consecutive twelve-month period ending on the date of such acquisition (exclusive of an acquisition made pursuant to and in accordance with the terms of subsection 8.2.1(iv) below), does not exceed (x) $10,000,000, if at the time of and immediately after giving effect to such acquisition and the making of any Loans in connection therewith, Availability is not less than $5,000,000 or (y) $15,000,000, if the average Availability for the thirty (30) day period immediately preceding the closing of such acquisition (calculated on a pro forma basis after giving effect to such acquisition) is not less than $10,000,000 and at the time of and immediately after giving effect to such acquisition and the making of any Loans in connection therewith, Availability is not less than $10,000,000, (d) at the time of and immediately after giving effect to such acquisition and the making of any Loans in connection therewith, Availability is not less than $5,000,000, "

           (e) Clause (iv) of subsection 8.2.1 (Mergers; Consolidations; Acquisitions) of the Loan Agreement is amended and restated in its entirety, as follows:

           "(iv) the acquisition of a majority of the Securities of De Sheng Electric Motor Co. Ltd., so long as (i) no Default or Event exists at the time of such acquisition or would be caused by the consummation thereof, (ii) such acquisition has been consummated on or prior to June 30, 2002, (iii) the aggregate amount of the cash consideration payable in connection with such acquisition does not exceed $11,000,000 and (iv) Borrowers use their best efforts to cause a collateral assignment of the undertakings included in the documentation evidencing such acquisition to be executed in favor of Agent, for its benefit and the benefit of Lenders; provided, that if the Loans and/or the cash flow of Borrower and the Restricted Subsidiaries are utilized as direct or indirect source of funds for such acquisition in accordance with the terms hereof, then the direct purchaser of such securities of De Sheng Electric Motor Co. Ltd. must be either a Borrower or a Restricted Subsidiary. "

           (f) Clause (vi) of Subsection 8.2.2 (Loans) of the Loan Agreement is amended and restated in its entirety,

as follows:

           "(c) one or more Borrowers to Unrestricted Subsidiaries in an aggregate amount outstanding, together with the aggregate amount of capital contributions made in Unrestricted Subsidiaries pursuant to subsection 8.2.12, not in excess of at the time of the making of any such loan (or after giving effect thereto) (w) $500,000, if the average Availability for the thirty (30) day period immediately preceding the making of any such loan (calculated on a pro form basis giving effect to such loan) was less than $5,000,000 or if Availability would be less than $5,000,000 immediately after giving effect to the making of such loan, (x) $10,000,000, if the average Availability for the thirty (30) day period immediately preceding the making of any such loan (calculated on a pro form basis giving effect to such loan) is not less than $5,000,000 and, at the time of and immediately after giving effect to such loan, Availability is not less than $5,000,000, (y) $15,000,000, if the average Availability for the thirty (30) day period immediately preceding the making of any such loan (calculated on a pro form basis giving effect to such loan) is not less than $7,500,000 and, at the time of and immediately after giving effect to such loan, Availability is not less than $7,500,000 or (z) $20,000,000, if the average Availability for the thirty (30) day period immediately preceding the making of any such loan (calculated on a pro form basis giving effect to such loan) is not less than $10,000,000 and, at the time of and immediately after giving effect to such loan, Availability is not less than $10,000,000 (except that the foregoing cap on the aggregate amount of such loans outstanding shall not apply with respect to any such loan if the Availability for the thirty (30) day period immediately preceding the making of such loan (calculated on a pro form basis giving effect to such loan) is not less than $12,000,000 and, at the time of and immediately after giving effect to such loan, Availability is not less than $12,000,000), provided that in each case, upon the request of Agent, such loans shall be evidenced by notes that are pledged to Agent to secure the Obligations. "

           (g) Subsection 8.2.3 (Total Indebtedness) of the Loan Agreement is amended by deleting the word "and" at the end of clause (xvi), by deleting the period at the end of clause (xvii) and inserting in lieu thereof a semi-colon and the word "and", and by adding a new clause (xviii) thereto, as follows:

           "(xviii) Indebtedness evidenced by the Secured Subordinated Notes and the other Secured Note Documents so long as the same remains subordinated to the Obligations pursuant to the terms of the Secured Note Intercreditor Agreement. "

           (h) Clause (iv) of Subsection 8.2.4 (Affiliate Transactions) of the Loan Agreement is amended and restated in its entirety, as follows:

           "(iv) that so long as no Default or Event of Default has occurred and is continuing or would be caused by any such payment and immediately after making such payments Availability would not be less than $5,000,000, Borrowers may (a) make a payment owing under the Jordan Agreements in an amount not to exceed, together with the aggregate amount of such payments made under the Jordan Agreements in the then current fiscal year, (x) $12,500,000, if, at the time of and immediately after giving effect to such payment, Availability is not less than $5,000,000 or (y) $15,000,000, if, at the time of and immediately after giving effect to such payment, Availability is not less than $7,500,000, in each case pursuant to and in accordance with the Jordan Agreements and (b) make payments owing under the Jordan Transaction Advisory Agreement in connection with transactions permitted or consented to under this Agreement (including without limitation the $500,000 transaction fee paid under the Jordan Transaction Advisory Agreement in connection with the transactions evidenced by this Agreement), in each case pursuant to and in accordance with the Jordan Transaction Advisory Agreement,"

           (i) Subsection 8.2.5 (Limitation on Liens) of the Loan Agreement is amended by deleting the word "and" at the end of clause (xiii), by deleting the period at the end of clause (xiv) and inserting in lieu thereof a semi-colon and the word "and" and by adding a new clause (xv) thereto, as follows:

           "(xv) Liens created under the Secured Note Documents so long as the same remain subordinated to the Liens securing the Obligations pursuant to the terms of the Secured Note Intercreditor Agreement. "

           (j) Clause (i) of subsection 8.2.6 (Payments and Amendments of Certain Debt) of the Loan Agreement is amending and restated in its entirety, as follows:

           "(i) make or permit any Restricted Subsidiary to make any payment of any part or all of any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except (a) in the case of the Secured Subordinated Notes, in accordance with the Secured
Note Intercreditor Agreement and (b) in the case of all other Subordinated Debt, in accordance with the subordination agreement relative thereto or the subordination provisions thereof; "

           (k) Clause (v) of subsection 8.2.6 (Payments and Amendments of Certain Debt) of the Loan Agreement is amended and restated in its entirety, as follows:

           "(v) amend or modify any agreement, instrument or document evidencing or relating to any Subordinated Debt (including, without limitation, the Junior Seller Notes and the Secured Subordinated Notes), the Indebtedness evidenced by Motors and Gears Note, the obligations and liabilities evidenced by the Jordan Agreements or the Jordan Transaction Advisory Agreement, the Indebtedness evidenced by the Parent Senior Notes (including, without limitation, the Parent Indenture), or the Existing Intercompany Loans, except for (a) in the case of the Secured Subordinated Notes, amendments and modifications made in accordance with the terms of the Secured Note Intercreditor Agreement, (b) ministerial changes and (c) modifications pursuant to which (I) the interest rate applicable to such Indebtedness is decreased, (II) a payment date for such Indebtedness is extended or postponed or (III) any obligations of the applicable Borrower or Restricted Subsidiary in respect of such Indebtedness are otherwise made less burdensome."

           (l) Subsection 8.2.17 (Negative Pledges) of the Loan Agreement is amended and restated in its entirety, as follows:

           "8.2.17 Negative Pledges. Except as provided in the Secured Note Documents or on Exhibit 8.2.17, enter into any agreement limiting the ability of such Borrower or any Restricted Subsidiary to voluntarily create Liens upon any of its Property."

           (m) Clause (b) of subsection 10.1.6 (Other Defaults) of the Loan Agreement is amended and restated in its entirety, as follows:

           "(b) to the extent not otherwise resulting in an Event of Default under Subsection 10.1.6(a), any default or event of default occurs under the Parent Indenture, the Parent Senior Notes, any Junior Seller Note, any Secured Subordinated Note (or any other Secured Note Document), either Jordan Agreement, the Jordan Transaction Advisory Agreement or any related agreement, instrument or document. "

           (n) Subsection 10.1.10 (Change of Ownership) of the Loan Agreement is amended by deleting the word "or" at the end of clause (d), by deleting the period at the end of clause (e) and inserting in lieu thereof a semi-colon and the word "or" and by adding a new clause (f) thereto, as follows:

           "(f) any "Change of Control" under and as defined in the Secured Note Documents shall occur. "

           (o) The defined term Additional Amount set forth in Appendix A (General Definitions) to the Loan Agreement is deleted in its entirety, and each reference in the Loan Agreement to the defined term "Additional Amount" is deleted in its entirety.

           (p) The defined term Borrowing Base set forth in Appendix A (General Definitions) to the Loan Agreement is amended and restated in its entirety, as follows:

          "Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

               (i) the Revolving Credit Maximum Amount; or

               (ii) an amount equal to the sum of

                    (a) 85% of the net amount of Eligible Accounts outstanding at such date; plus

                    (b)  the lesser of (1) $10,000,000 or (2) the sum of (A)
                         65% of the value of Eligible Inventory consisting of finished goods at such date and (B) 35% of the value of Eligible Inventory consisting of raw materials at such date; provided, that in no event shall the portion of the Borrowing Base predicated on Eligible Inventory of Gear exceed the Gear Sublimit; plus

                    (c)  the Fixed Asset Sublimit.

           (q) The defined term Fixed Asset Sublimit set forth in Appendix A (General Definitions) to the Loan Agreement is amended and restated in its entirety, as follows:

           "Fixed Asset Sublimit - $5,678,000, to be reduced by $312,500 as of the first day of each fiscal quarter hereafter commencing on July 1, 2002, as such amount may be reduced from time to time pursuant to the terms of the Agreement. "

           (r) The defined term Individual Borrowing Base set forth in Appendix A (General Definitions) to the Loan Agreement is amended and restated in its entirety, as follows:

          "Individual Borrowing Base - with respect to each Borrower other than Kinetek, an amount equal to the sum of:

          (a) 85% of the net amount of Eligible Accounts of such Borrower outstanding at such date, plus ----

          (b) the lesser of (1) $10,000,000, minus the aggregate outstanding amount of the Revolving Credit Loans outstanding to all other Borrowers and predicated on Eligible Inventory or (2) the sum of (A) 65% of the value of Eligible Inventory of such Borrower consisting of finished goods at such date and (B) 35% of the value of Eligible Inventory of such Borrower consisting of raw materials at such date; such amount, in the case of Gear, to be subject to the Gear Sublimit; plus

           (c) the portion of the Fixed Asset Sublimit representing Equipment and real Property of such Borrower. "

(s) Clause (xii) of the defined term Restricted Investment set forth in Appendix A (General Definitions) to the Loan Agreement is amended and restated in its entirety, as follows:

           " (xii) a capital contribution made to an Unrestricted Subsidiaries in an amount, together with the aggregate amount of call capital contributions that have been made in Unrestricted Subsidiaries, not in excess of ) (w) $500,000, if the average Availability for the thirty (30) day period immediately preceding the making of any such capital contribution (calculated on a pro form basis giving effect to such capital contribution) was less than $5,000,000 or if Availability would be less than $5,000,000 immediately after giving effect to the making of such capital contribution, (x) $10,000,000, if the average Availability for the thirty (30) day period immediately preceding the making of any such capital contribution (calculated on a pro form basis giving effect to such capital contribution) is not less than $5,000,000 and, at the time of and immediately after giving effect to such capital contribution, Availability is not less than $5,000,000, (y) $15,000,000, if the average Availability for the thirty (30) day period immediately preceding the making of any such capital contribution (calculated on a pro form basis giving effect to such capital contribution) is not less than $7,500,000 and, at the time of and immediately after giving effect to such capital contribution, Availability is not less than $7,500,000 or (z) $20,000,000, if the average Availability for the thirty (30) day period immediately preceding the making of any such capital contribution (calculated on a pro form basis giving effect to such capital contribution) is not less than $10,000,000 and, at the time of and immediately after giving effect to such capital contribution, Availability is not less than $10,000,000 (except that the foregoing cap on the aggregate amount of such loans outstanding shall not apply with respect to any such capital contribution if the Availability for the thirty (30) day period immediately preceding the making of such capital contribution (calculated on a pro form basis giving effect to such capital contribution) is not less than $12,000,000 and, at the time of and immediately after giving effect to such capital contribution, Availability is not less than $12,000,000), in each case less the aggregate outstanding amount of loans made to Unrestricted Subsidiaries pursuant to subsection 8.2.2(vi)(c); "

           (t) The defined term Revolving Credit Maximum Amount contained in Appendix A (General Definitions) to the Loan Agreement is amended and restated in its entirety, as follows:

           "Revolving Credit Maximum Amount - $50,000,000, as such amount may be reduced from time to time pursuant to the terms of the Agreement; provided, that at all times that the Revolving Loan Commitment of Fleet exceeds $35,000,000, the Revolving Credit Maximum Amount shall be reduced in an amount equal to the positive difference between (i) the Revolving Loan Commitment of Fleet and (ii) $35,000,000. "

           (u) The defined term Subordinated Debt contained in Appendix A (General Definitions) to the Loan Agreement is amended and restated in its entirety, as follows:

          " Subordinated Debt - Indebtedness of any Borrower or any Restricted Subsidiary that is subordinated to the Obligations in a manner satisfactory to Agent, and contains terms, including without limitation, payment terms, satisfactory to Agent. The term "Subordinated Debt" shall include, without limitation, the Secured Subordinated Notes and the Junior Seller Notes. "

           (v) New definitions of the terms Secured Note Documents, Secured
Note Intercreditor Agreement, Secured Note Trustee and Secured Subordinated Notes are hereby inserted into Appendix A (General Definitions) to the Loan Agreement, in appropriate alphabetical order, as follows:

          Secured Note Documents - (i) those certain two Indentures among each of Kinetek, as issuer, Parent, as a guarantor, ADC Holdings, MCE Holdings, FIR Holdings and each Borrower other than Kinetek, as subsidiary guarantors, on the one hand, and the Secured Note Trustee, on the other, (ii) that certain Security Agreement by and among Kinetek and the Secured Note Trustee, (iii) those certain ten Guarantor Security Agreements by and among each of Parent, ADC Holdings, MCE Holdings, FIR Holdings and each Borrower other than Kinetek, on the one hand, and the Secured Note Trustee, on the other, (iv) those certain five Pledge Agreements by and among each of Parent, Kinetek, Imperial, MCE and ADC, on the one hand, and the Secured Note Trustee, on the other, (v) those certain four Copyright, Patent, Trademark and License Mortgages by and among each of Kinetek, Imperial, Merkle-Korff and MCE, on the one hand, and the Secured Note Trustee, on the other, (vi) those certain three Real Estate Mortgages by and among each of ADC, Gear and Imperial, on the one hand, and the Secured Note Trustee, on the other and (vii) that certain Collateral Assignment of Intercompany Note and Intercompany Loan and Security Documents by and among Kinetek and the Secured Note Trustee, each such document dated as of April 12, 2002 and in each case as in effect on April 12, 2002.

          Secured Note Intercreditor Agreement - that certain Intercreditor Agreement dated as of April 12, 2002 by and between Agent and the Secured Note Trustee, as amended from time to time in accordance with its terms.

          Secured Note Trustee - U.S. Bank National Association, a national banking association, as trustee for the holders of the Secured Subordinated Notes.

          Secured Subordinated Notes - (i) those certain 5% Senior Secured Notes of Kinetek issued on April 12, 2002 and due May 1, 2007 in the original principal amount of $15,000,000 and (ii) those certain 10% Senior Secured Notes of Kinetek issued on April 12, 2002 and due May 1, 2007 in the original principal amount of $11,000,000. "

           3. Scope. This Amendment shall have the effect of amending the Loan Agreement and the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective term.

           4. Conditions to Effectiveness. This Amendment shall be effective upon satisfaction of the following conditions precedent:

          (a) Agent shall have received fully executed copies of the agreements, instruments and other documents specified on the Exhibit A that is attached hereto, in each case in form and substance satisfactory to Agent and Lenders.

          (b) The Secured Subordinated Notes shall have been issued and Kinetek shall have received the net cash proceeds thereof in an amount not less than $18,500,000 (which net cash proceeds shall be first applied by Kinetek to reduce the outstanding principal balance Of the Revolving Credit Loans), in each case in accordance with the terms of the documentation evidencing the Secured Subordinated Notes and applicable law.

          (c) Agent shall have received (i) evidence of the corporate authority of each Borrower, Parent, MCE Holdings, ADC Holdings and FIR Holdings to execute, deliver and perform the agreements, instruments and other documents specified on the Exhibit A that is attached hereto, (ii) certified copies of the articles of incorporation of each Borrower, Parent, MCE Holdings, ADC Holdings and FIR Holdings, and (iii) certified copies of certificates of good standing of each Borrower, Parent, MCE Holdings, ADC Holdings and FIR Holdings in its state of incorporation, all in form and substance satisfactory to Agent.

          (d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.

          (e) Agent shall have received from Borrowers an amendment fee equal to $43,750, which shall be received by Agent for the pro rata account of Lenders that have executed this Amendment.

           5. Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, each Borrower represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Borrower and that this Amendment has been duly executed and delivered by such Borrower and (b) each of the representations and warranties set forth in
Section 7.1 of the Loan Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

           IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

                          KINETEK INDUSTRIES, INC.


                          By  /s/ Gordon L. Nelson, Jr.
                             ------------------------------------------
                          Title  Vice President


                          ADVANCED D.C. MOTORS, INC.


                          By  /s/ Gordon L. Nelson, Jr.
                             ------------------------------------------
                          Title  Vice President


                          ELECTRICAL DESIGN AND CONTROL COMPANY


                          By  /s/ Gordon L. Nelson, Jr.
                             ------------------------------------------
                          Title  Vice President


                          THE IMPERIAL ELECTRIC COMPANY


                          By  /s/ Gordon L. Nelson, Jr.
                             ------------------------------------------
                          Title  Vice President


                          MERKLE-KORFF INDUSTRIES, INC.


                          By  /s/ Gordon L. Nelson, Jr.
                             ------------------------------------------
                          Title  Vice President

                          MOTION CONTROL ENGINEERING, INC.


                          By  /s/ Gordon L. Nelson, Jr.
                             ------------------------------------------
                          Title  Vice President


                          GEAR RESEARCH, INC.


                          By  /s/ Gordon L. Nelson, Jr.
                             ------------------------------------------
                          Title  Vice President



                          FLEET CAPITAL CORPORATION,
                           as Agent and as a Lender


                          By  /s/ Robert J. Lund
                             -------------------------------------------
                          Title  Senior Vice President

                                   Exhibit A

         Closing Checklist for Consent and Amendment No. 1 to Loan and
                              Security Agreement

1.       Consent and Amendment No. 1 to Loan and Security Agreement

2.       Assignment and Acceptance re Transamerica Revolving Loan Commitment

3.       Intercreditor Agreement re Secured Subordinated Notes

4.       Copies of Secured Subordinated Notes (or the registered forms thereof)

5.       Indentures (2) re Secured Subordinated Notes

6.       Final Offering Circular re Secured Subordinated Notes

7.       Security Agreement of Kinetek re Secured Subordinated Notes

8.       Guarantor Security Agreements (10) re Secured Subordinated Notes

9.       Pledge Agreements (5) re Secured Subordinated Notes

10. Copyright, Patent, Trademark and License Mortgages (4) re Secured Subordinated Notes

11.      Real Estate Mortgages (3) re Secured Subordinated Notes

12. Collateral Assignment of Intercompany Note and Intercompany Loan and Security Documents re Secured Subordinated Notes

13. Copies of UCC-1 Financing Statements filed in connection with Secured Subordinated Notes

14. Copies of legal opinions rendered in connection with Secured Subordinated Notes

15.      Purchase Agreement re Secured Subordinated Notes

16.      Registration Rights Agreement re Secured Subordinated Notes




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                           REAFFIRMATION OF GUARANTY

           Each of the undersigned has executed and delivered to Fleet Capital Corporation, as agent ("Agent") for the Lenders party to the Loan Agreement described below, a certain Guaranty (each, a "Guaranty") dated December 18, 2001 with respect to Kinetek Industries, Inc., a Delaware corporation, Advanced D.C. Motors, Inc., a New York corporation, Electrical Design and Control Company, a Delaware corporation, The Imperial Electric Company, a Delaware corporation, Merkle-Korff Industries, Inc., an Illinois corporation, Motion Control Engineering, Inc., a California corporation and Gear Research, Inc., a Delaware corporation (collectively, "Borrowers" and each, a "Borrower"), which Guaranty guaranties the repayment of the indebtedness, obligations and liabilities owing from time to time pursuant to the terms of that certain Loan and Security Agreement (as amended or otherwise modified through the date hereof, the "Loan Agreement") dated December 18, 2001 between Borrowers, Agent and the Lenders from time to time party thereto. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

           Each of the undersigned hereby acknowledges receipt of a copy of that certain Consent and Amendment No. 1 to Loan and Security Agreement (the "Amendment") of even date herewith executed by Borrowers, Agent and the Lenders party thereto. Each of the undersigned hereby reaffirms the validity of the Guaranty executed by it and all of its obligations under such Guaranty, in each case after giving effect to the transactions contemplated by said Amendment. The terms and conditions of such Guaranty remain in full force and effect.

          Dated as of this 12th of April, 2002.

                                     MOTION HOLDINGS, INC.


                                     By  /s/ Gordon L. Nelson, Jr.
                                         -----------------------------------
                                     Title  Vice President


                                     ADVANCED D.C. HOLDINGS, INC.


                                     By  /s/ Gordon L. Nelson, Jr.
                                         -----------------------------------
                                     Title  Vice President


                                     FIR GROUP HOLDINGS, INC.


                                     By  /s/ Gordon L. Nelson, Jr.
                                         -----------------------------------
                                     Title  Vice President




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